SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Strategic Value Fund (Effective on or about March 1, 2012: DWS Equity Dividend Fund)

Effective on or about March 1, 2012, the fund will change its name to DWS Equity Dividend Fund.

Effective on or about March 1, 2012, the first sentence of the first paragraph contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus is hereby deleted and replaced with the following:

Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities (mainly common stocks).

Please Retain This Supplement for Future Reference

November 21, 2011 PROSTKR-131